Exhibit 10.35


                        PRIVATE PARTNER NETWORK AGREEMENT

        This Private Partner Network Agreement is made and entered into effective this ____ day of July, 1999, by and between SURGICAL SAFETY PRODUCTS, INC., a corporation organized under the laws of the State of New York and having its principal office at 2018 Oak Terrace, Suite 400, Sarasota, FL 34231 (hereinafter referred to as "SSP") and United States Surgical, a division of Tyco Healthcare Group LP, a limited partnership organized under the laws of the State of Delaware and having its principal office at 150 Glover Avenue, Norwalk, CT 06856 (hereinafter referred to as "USS").

                              W I T N E S S E T H:

        WHEREAS, SSP is the owner of the rights to the Oasis Touch-Access Information System which is a network of interactive touchports containing content for use by healthcare workers and others ("Oasis"); and
        WHEREAS, SSP and USS desire to enter into an agreement whereby SSP shall supply the Oasis system to USS or its nominees all in accordance with the terms and conditions set forth herein.
        NOW THEREFORE, in consideration of the mutual promises and covenants contained herein and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, SSP and USS do hereby agree as follows:
        1. Rights Granted. SSP hereby grants to USS the right and license to purchase 400 Oasis Touchport system licenses (the "Licenses") and to designate 400 Hospital nominees that shall each receive one or more such Touchport systems under such Licenses, each in form and content specified by SSP together with wiring and other components ("Touchport"). USS agrees


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that it shall  purchase a minimum of 200 Licenses  during the first year of this
Agreement, but in any event, subject to the time schedule for installation set forth on page 5 herein below. Such Licenses shall be purchased by purchase order issued by USS to SSP; Licenses shall be paid for within thirty (30) days following substantial installation of the Touchports covered by such Licenses. The initial purchase order will list the 200 minimum Licenses. USS may alter the Hospital nominees for installation of the Touchports covered by such Licenses at any time prior to their installation by issuance of an amended purchase order, as long as the total Licenses to be purchased during the first year of this Agreement remains at least 200. Notwithstanding the foregoing, USS may not alter any more than ten (10) Hospital nominees in any calendar quarter without the prior written consent of SSP. For purposes of this Agreement, "Hospital" shall mean a named hospital at a defined physical location receiving at least one Touchport pursuant to this Agreement. It is understood and acknowledged that some Hospitals have multiple locations, each of which will require, if nominated, a separate License.
        USS shall purchase 200 additional Hospital locations for Touchports at any time during the first twenty-four (24) months of this Agreement by issuing additional purchase orders to SSP within the Twenty-four (24) month period commencing on the Effective Date. The schedule of installation for such additional Touchports shall follow the outline set forth on page 5 of this Agreement, except that each use of the words "Effective Date" shall be replaced by the words "First Anniversary of this Agreement or date of purchase order, whichever is later" as to such additional locations.
        Notwithstanding the foregoing, USS may elect not to proceed with the second purchase of Licenses for the 200 additional Hospitals in the event that SSP has failed to enter into agreements for the installation of, or actually installs, Touchports in at least 200 other hospitals


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or surgery  centers in the United States (other than  Hospitals) as of the first anniversary date of this Agreement. Any such election must be made by USS in writing to SSP within 30 days following the said first anniversary date. To the extent that USS orders more than 200 Licenses during the first year of this Agreement, however, USS shall be entitled to elect not to proceed with ordering only 200 additional Hospitals less the number of such additional Licenses already ordered. By way of example, if USS orders 210 Licenses (200 initial order plus 10 additional Licenses) during the first year of this Agreement, USS may elect only to not proceed with ordering 190 additional Hospitals within 30 days following the said first anniversary date, and shall be bound to its order for the 10 additional Licenses ordered during such first year. In addition, to the extent that USS orders more than 200 Licenses during the first year hereof, the number of additional non-USS hospitals in which SSP must install Touchports (or enter into agreements for the installation thereof) pursuant to the first sentence of this paragraph shall be reduced by the number of Licenses over 200 so ordered by USS.
        SSP agrees that neither SSP nor any third party other than USS may place any Touchports in any of the Protected Departments of the said 400 Hospitals designated in the aforementioned USS purchase orders, unless installed prior to the receipt of a purchase order or unless USS does not exercise its right of first refusal set forth below. The following departments shall be considered "Protected Departments" for purposes of this Agreement:

               OR
               Labor & Delivery
               ER
               Ambulatory / Same Day Surgery / Outpatient
               Nuclear Medicine
               Intensive Care
               Orthopedic / Ortho Casting Room
               Dialysis (attached or unattached)



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        If SSP  receives a request  from a third party or if SSP elects to place one or more Touchports in a Protected Department in a Hospital already reserved by USS, SSP shall give ten (10) days written notice thereof to USS. USS shall have a right of first refusal to place a Touchport in such location under the terms and conditions set forth herein. If USS decides to exercise its right of first refusal, it shall notify SSP in writing of its decision to do so with ten
(10) days of its receipt of such notice. Failure to provide notification shall be deemed a waiver of the right of first refusal as it relates to said location and SSP shall be free to place a Touchport in the said location notwithstanding anything contained herein to the contrary. USS shall pay the License fee for each such Touchport placed pursuant to this paragraph within thirty (30) days after exercising its right of first refusal. Notwithstanding the foregoing, if USS is notified of third-party proposed placements exceeding ten (10) locations in any month of this Agreement, and exercises its right of first refusal in relation thereto, USS may pay the License fees for such Touchports in three installments thirty (30), sixty (60) and ninety (90) days after exercising its right of first refusal. No payments shall be due under this paragraph, however, unless and until SSP confirms that it has sufficient Touchports in stock, or will have a sufficient number in stock within thirty days, to supply the designated new locations.
        The date of full execution of this agreement shall be the "Effective Date". On or before ninety (90) days from the Effective Date, USS shall provide SSP with written notification of the names and addresses of the 200 Hospital nominees which shall receive the initial 200 Touchports under the Licenses described herein above, together with the associated USS sales representatives and the contact persons located at such Hospitals. The Hospitals installed to date pursuant to the Collaborative Agreement between the parties dated October 28, 1998 shall each be counted toward the said 200 License minimum. Said Touchports shall be installed by SSP


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and become substantially operational in accordance with the following schedule:
        * On or before ninety (90) days from the Effective Date, USS shall furnish to SSP the names of the Hospital nominees.
        * On or before ninety (90) days from the Effective Date, USS representatives shall be trained by SSP. SSP shall be responsible for all of SSP's expenses incurred in providing such training.
        * On or before one hundred twenty (120) days from the Effective Date, field presentations shall be made by USS to Hospital nominees and Hospitals will have acknowledged by way of an Oasis site survey substantially similar to the form attached hereto as Exhibit "A" their acknowledgment of responsibilities as outlined in Paragraph 2(C) herein below.
        * On or before one hundred eighty (180) days from the date each Hospital has acknowledged said site survey, installations and in services shall be completed at Hospital nominees.
        All nominated Hospitals must meet with SSP's written approval, which approval may not be unreasonably withheld. Upon receipt of nominations, SSP shall determine the order of installations with input from USS.
        At all times during the term of this agreement, the Touchports shall remain the property of SSP and the Hospital shall merely have a sublicense from USS to utilize the Touchport and its related amenities. Prior to installation of the Touchport, USS shall cause each Hospital to execute a Site Sub-License Agreement substantially similar to the form annexed hereto and made a part hereof as Exhibit B. In the event of any approved move of any Touchport, USS shall execute and cause the Hospital at the new location to execute a new Site Sub-License Agreement. Upon the expiration of this agreement, whether by termination or expiration of the


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term hereof, the Site Sub-License  Agreements shall automatically  terminate and the Touchport systems and related amenities shall remain the property of SSP.
        Each Hospital receiving a sub-license hereunder shall agree to use each Touchport subject to this Agreement or cause such Touchport to be used in a careful and proper manner and in accordance with any and all documentation and manuals provided by SSP, and shall comply with all laws, ordinances, and regulations relating to the possession, use, or maintenance of such Touchport.
        2. Installation. The following shall be the obligations of the parties with respect to the installation process:
               A. SSP. SSP shall make arrangements for the shipping of each Touchport via a carrier selected by USS. USS shall be responsible for and shall pay all costs of shipment and transportation of the Touchport systems from the production facilities to their intended destination. SSP shall coordinate and manage the installations of each Touchport, and shall pay for all its personnel required to install the Touchport system upon its arrival at the Hospital, excluding any wiring and Internet connectivity infrastructure. Risk of loss shall be born by USS and the Hospital upon shipment from the production facility, except for losses caused by the negligence or wilful misconduct of SSP or its employees or agents. SSP shall be responsible for filing any insurance claims connected with any damage to such Touchports during shipment.
               B. USS. USS shall cause representatives of USS to be available for training as reasonably required by SSP. USS sales representatives will make the initial sales presentations and provide general sales assistance as needed to SSP sales representatives. It is the intent of all parties that the training by SSP be accomplished in a series of four to six regional meetings, each party bearing their own expense.One person within USS shall be designated as the point


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of contact for coordinating any  Hospital  activities and in  service production activities.
               C. Hospitals. Each Hospital must appoint an Oasis coordinator to coordinate the maintenance and operation of the Oasis system. Each Hospital shall also appoint a technical point of contact for coordinating installation and Internet connectivity. Each Hospital must provide Internet connectivity at such Hospital's sole cost and expense as specified in a schedule to be provided by SSP, which shall include appropriate wiring. Each Hospital must work with the appropriate local exchange carrier (LEC/CLEC) to coordinate alternative Internet connectivity.
               D. Inspection. SSP shall, at any and all times during regular business hours, have the right to enter into and on the premises where a Touchport may be located for the purpose of inspecting the same or observing its use. USS shall give SSP (or cause such to be given to SSP by the Hospital where the Touchport is located) immediate notice of any attachment or other judicial process affecting any item of the Touchport and shall, whenever requested by SSP, advise SSP of the exact location of a Touchport.
               E. Risk of Loss. USS shall require each Hospital receiving a sub-license hereunder to assume and bear the entire risk of loss and damage to any Touchport or any part thereof which shall impair any obligations of USS or such Hospital under this Agreement or the applicable sub-license, except for loss or damage caused by the negligence or wilful misconduct of SSP or its employees or agents. In the event of loss or damage of any kind to any Touchport or part thereof, except where caused by the negligence or wilful misconduct of SSP or its employees or agents, such Hospital shall pay to SSP the cost of placing the same in good repair, condition, and working order, or in the event such cannot be repaired, the replacement cost thereof.


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               F. Personal  Property of SSP. The Touchports and any attachments, improvements  and/or  modifications  thereto  are, and shall at all times be and
remain  the   personal   property   of  SSP,   and  not  be  deemed  a  fixture,
notwithstanding that the Touchports or any part thereof may now be, or hereinafter become, in any manner affixed or attached to, or embedded in, or permanently resting on, real property or any building thereon, or attached in any manner to that which is permanent as by means of cement, plaster, nails, bolts, screws, or otherwise.
        3. Identification of Hospitals. USS shall identify the Hospitals to receive the Touchports within the time period referenced herein by written notification to SSP. If, at any time prior to receipt of such notification, SSP has received notification from another private partner network participant or has otherwise agreed to install a Touchport in a Hospital selected by or nominated by USS, the Hospital selected by USS shall not receive the Touchport pursuant to this agreement and USS shall nominate another Hospital in its place within fourteen (14) days of receipt of notification from SSP. Each Hospital shall be entitled to receive such number of Touchports as USS and SSP shall determine, however, only one of said Touchports shall count towards the 400 minimum Licenses required hereunder. The location of the Touchport(s) within each hospital shall be within a surgical environment and be subject to SSP's approval, which shall not be unreasonably withheld. USS is not permitted to move any Unit without the express written consent of SSP.
        4. Co-Branding. At the election of USS (which said election shall be made at or prior to the time of nomination of a Hospital) the Touchports to be installed may be co-branded as follows: "Oasis, by United States Surgical". Such co-branding shall be reflected on the exterior of the Touchport.
        5. Content Participation.  All content, method  of  operation  and other


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material to be  furnished  and  supplied by SSP through the  Touchport  shall be subject to the absolute control of SSP. SSP shall select any and all content and materials to be provided through the Touchport together with any related services. SSP shall have the right to provide product in services, E-Commerce and other products and services from manufacturers, suppliers and distributors selected by SSP. During the term of this agreement, USS shall pay for and maintain a minimum of one hundred forty (140) product in-services on an average of at least 80% of Oasis system Touchports installed in hospitals and surgery centers in the United States by SSP (i.e. not limited to the Hospitals designated hereunder) and 100% of those Touchports installed in the Hospitals nominated hereunder. Each product in service shall be developed by SSP with USS's assistance and shall be subject to the fee schedule referenced below.
        For purposes of this agreement, product in services are defined as individual modules designed to educate healthcare workers or others on capital equipment, medical devices and pharmaceuticals. These modules may exist in the current Oasis format or may be presented in a different design based on the subject. USS shall provide all raw media assets required to create the in service module. SSP will build the in service using USS-approved content, subject to reasonable content review and approval by the SSP Medical Advisory Panel. None of the members of said Panel shall be employees of or consultants for any USS competitors. USS is responsible for approval of final in service modules. The estimated time periods for creating modules is as follows:

        A. Within sixty (60) days from the Effective Date, USS shall select in service topics.
        B. Within ninety (90) days from the Effective Date, USS and SSP shall create an outline of key points and identify media assets needed.
        C. Within one hundred twenty (120) days from the Effective Date, USS shall have provided SSP with media assets.
        D. Within one hundred fifty (150) days from the Effective Date, SSP shall have built in service and posted a reasonable facsimile of the assets to the Internet for USS to view.


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        E      Within one hundred  eighty (180) days from  Effective  Date,  USS shall have viewed, via Internet, in service draft and approved or made reasonable changes.
        F On or before two hundred ten (210) days from Effective Date, SSP shall have implemented changes and posted to Internet for final approval.
        G Thereafter, SSP shall have released in service module for network distribution.

        Product based modules produced by SSP for USS shall become the sole property of USS. SSP shall retain the right to display USS modules in SSP hardware for the term hereof, but shall cease to actively display USS modules in SSP Touchports upon the termination of this Agreement, except upon the prior written consent of an authorized representative of USS. SSP may, however, use USS Modules for demonstration, education and development purposes.

     All other types of modules shall remain the sole property of SSP. SSP will bill for the fees associated with delivered product in service modules as provided for in Paragraph 7(E) below on the first day of the month following the date of delivery of the product in service module and payment shall be due within ten (10) days. Said billing shall be for the inservice modules delivered multiplied by $2.00 (monthly fee) further multiplied by a sum equal to 400 plus the number of non-USS hospitals containing Touchports which will receive the inservice modules. By way of clarification, Number of inservice modules x $2.00 x (400 + the number of hospitals not covered by this agreement) = monthly fee. Notwithstanding the foregoing, USS shall pay to SSP the balance due for the 140 guaranteed inservice units on the 211th day following the execution of this Agreement, unless any of such units have not been delivered as of that date due to delays caused by SSP.

        6.  Term  and  Termination.   The  license  to  utilize  the  Touchports
referenced herein shall commence upon the substantial installation of a Touchport and shall continue for a period of three (3) years thereafter for each Touchport installed. It is understood and


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acknowledged  that the  Touchports  will be  installed  in  phases  and that the license rights for each particular Touchport shall commence upon substantial installation. Substantial installation shall mean delivery of the Touchport to the Hospital and connection to the Internet. The Hospitals and USS shall not delay this process. Upon expiration of the three (3) year period, as it relates to each Touchport, the Touchport shall be removed from the Hospital and shipped to a destination selected by SSP and at SSP's expense.
           Upon the expiration of the three (3) year period for the last Touchport to be installed pursuant to this agreement, the obligation of USS to maintain the product inservices as required by Paragraph 5 above shall terminate unless otherwise agreed to between SSP and USS.
           During the term of this agreement, USS shall cause its sub-licensing Hospitals to cause the Touchports to be fully operational and to function in the ordinary course of business subject to the maintenance obligations of SSP provided for herein. During the term of this agreement and following termination of this agreement, USS will not use any sign or materials containing the name and trademark of SSP and Oasis or any other trademark owned by SSP unless otherwise agreed to in writing by SSP.
        If USS with regard to any Touchport, module or modification (i) fails to pay any amount due hereunder within ten (10) days after the same is due and payable, or (ii) if any execution of any other writ of process shall be issued in any action or proceeding against USS whereby said equipment may be seized, taken, or detained, or (iii) if a proceeding in bankruptcy, receivership, or insolvency shall be instituted by or against USS, or (iv) if USS shall enter into any arrangement or composition with its creditors, or (v) if USS, with regard to any Touchport or Touchports, fails to observe, keep, or perform any other provision of this Agreement required to be observed, kept, or performed by USS, SSP shall, if such default shall continue for thirty (30)


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days after written  notice  thereof to USS, and such default shall not have been cured within said thirty (30) days, have the right to exercise any one or more of the following remedies:
               1. To declare the entire amount of license fees and any other monies due hereunder (together with estimated fees for inservice modules and maintenance over the remainder of the term) immediately due and payable as to any or all Touchports, without notice or demand to USS.
               2. To sue for and recover all license fees and any other payments then accrued or thereafter accruing, with respect to any or all Touchports.
               3. To take possession of any or all Touchports, without demand or notice, wherever the same may be located, without any court order or other process of law. USS hereby waives any and all damages occasioned by such taking of possession.
               (4) To terminate this Agreement as to any or all Touchports. (5) To pursue any other remedy at law or in equity available to SSP.
        Notwithstanding any repossession, or any other action which SSP may take, USS shall be and remain liable for the full performance of all obligations to be performed by USS under this Agreement. All such remedies are cumulative, and may be exercised concurrently or separately at the sole option of SSP .
        7. Fees. The following fees shall be due with respect to this agreement, paid by wire transfer to the account designated by SSP or otherwise by cleared funds which shall be due on the dates indicated and deemed paid upon receipt by
SSP:
               A.  Initial Investment.   On or before August 10, 1999, USS shall
pay to SSP the sum of $100,000.00.


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               B. Price of Licenses. Each of the first 200 Licenses purchased by
USS shall be at a price of $1,500. For Licenses purchased above 200, the price shall be $1,000 which shall be paid for at the times set forth in Paragraph 1 above.
               C. Monthly Maintenance Fee. Commencing on the date of substantial installation of each Touchport and payable on the first day of each month thereafter during the term of this agreement (with any partial months being prorated), the Hospital which has sub-licensed the License shall pay to SSP a monthly maintenance fee of $149.00 per month per Touchport, which payment shall be due and payable in advance. USS may offer a 10% discount on such pricing to any Hospital that makes annual up-front payments for each year of the sublicense. In the event a Hospital fails to make a monthly maintenance fee payment, then, and in that event, SSP shall notify USS within 30 days of its due date. Within 30 days of receipt of written notification, USS shall relocate the Touchport in another hospital acceptable to SSP. USS shall be responsible for any Monthly Maintenance Fee following an initial 60 days of delinquency, but in no event shall SSP be required to waive claims for such initial 60 days Fees more than 40 times for the 400 Touchports collectively during the term hereof.
               D. Non USS Touchports. Any additional Touchports installed in a Hospital at the request of USS or the Hospital shall be billed pursuant to a separate agreement.
               E. Sales and Use Tax. USS shall be responsible  for any sales and
use  taxes  associated  with  the   installation  of  the  Touchports,   monthly
maintenance fee or otherwise due with respect to this agreement. USS shall keep all of the Touchports free and clear of all levies, liens, and encumbrances and shall pay all license fees, registration fees, assessments, charges, and taxes which may now or hereafter be imposed on the leasing, renting, possession, or use of the Touchports.


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               F. Product  Inservices.  With  respect to each product  inservice module provided, USS shall pay to SSP the following fees:
               (i) Production fees for USS during the term of this agreement shall be charged by SSP at the rate of $1,000.00 per product delivered. Payment shall be due within ten (10) days. Production shall mean the formulation of the module for display on the Touchport as designed by SSP from time to time. Production shall mean the formulation of the module for display on the Touchport as designed by SSP from time to time.
               (ii) Monthly fees (which shall be paid in advance on the first day of each month) for inservices, per product, which shall be calculated in accordance with the formula set forth in Paragraph 5 above shall be $2.00 per month.
               (iii) Update fees for production inservices shall be charged at the rate of $150.00 an hour with a one hour minimum time.
        In the event that a Touchport ceases to be active and in operation in any particular designated Hospital, then, and in that event, the fees due hereunder shall continue notwithstanding such inactivity, unless same arises out of the willful or negligent acts of SSP, or SSP's failure to comply with any of its obligations hereunder. Within ninety (90) days from the discontinuance of operation of any particular Touchport during the term hereof, USS shall cause the Touchport to be shipped at USS's sole cost and expense to another designated Hospital acceptable to SSP and USS for installation within such designated Hospital with connection being completed within said ninety (90) day period.
        In consideration for the $149.00 per month maintenance fee required by Paragraph 7(B) above, during the term of this agreement, SSP or its agents, shall provide appropriate maintenance of the Touchports in order to service same as necessary with an anticipated


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turnaround  time  not  to  exceed  72  hours  from  written  notification.  This maintenance shall include all necessary repairs excluding those caused by willful or negligent handling of the Touchports. Notwithstanding anything contained herein to the contrary, SSP shall not be responsible for any delays or inactivity resulting from acts of God, strikes, shortage of materials or labor or other matters beyond SSP's control.
        8. Rebates. In consideration for the payment of the fees referenced in Paragraph 7 hereof and full compliance by USS under the terms of this agreement, USS shall be entitled to the following rebates so long as USS is not in breach of this agreement:
               A. National Rebate. USS shall receive a rebate of three percent (3%) of the gross Content Provider Revenue (exclusive of sales and use taxes) received by SSP from non-USS content providers for each Touchport located in a surgical application area. A surgical application area shall be deemed to be an area where a Touchport is located within a hospital operating room or same day surgery area within the United States. This shall not relate to revenues generated from Touchports in any other Touchport locations. "Content Provider Revenue" shall mean revenue received by SSP for the display of individual modules designed to educate health workers on capital equipment, medical devices and pharmaceuticals excluding any production costs or revenues. Content Provider Revenue does not include revenue from any other Hospital applications or any revenue relating to E-Commerce but is merely the revenue paid to SSP by Content Providers for the display of information on the Touchport relating to medical devices, capital equipment and pharmaceuticals. Further, this shall not include any revenue received by SSP in the way of a commission or percentage of sales by such content providers.
               B. USS Rebate. USS shall receive a rebate equal to twelve percent (12%) of the gross Content Provider Revenue received from the surgical application Touchports located within each designated Hospital. The definition of Content Provider Revenue shall be identical to that referenced in Subparagraph (A) above. The USS rebate shall be in lieu of the National Rebate referenced in Subparagraph (A) above for any Hospital for which such USS rebate is paid.
               C. Commission. If, during the term of this agreement, SSP installs an additional Touchport in a designated Hospital (other than those Touchports designated by USS), USS shall receive, as a commission, ten percent (10%) of the retail sale price of the Touchport unit (exclusive of sales tax, monthly maintenance fees and other services) charged to the Hospital by SSP,
which   commission  shall  be  paid  within  ninety  (90)  days  of  substantial installation of such additional Touchport. USS is responsible for compensating its sales representatives for any work performed by them.
        The  rebates   referenced  in  this  Section  shall  commence  upon  the
substantial installation of the first Touchport covered by this agreement and terminate upon termination of this agreement. Notwithstanding the foregoing, the USS Rebate shall terminate, with respect to any designated Hospital, upon the removal of the Touchport from said Hospital. SSP shall provide USS with reasonable advance notice of the removal of any Touchport covered by this Section. All rebates are based upon retail prices of inservices. Accordingly, SSP may change the prices at anytime.
        9. Insurance. At all times during the term of this agreement, USS shall maintain casualty insurance in amounts and with companies acceptable to SSP on the Touchport systems and its related amenities showing SSP as the loss payee. Delivery of the Touchport shall be "FOB" place of shipment which means USS shall bear the risk of loss of the Touchport upon placing such Touchports in the custody of a carrier for shipment to the designated Hospital or recipient. SSP shall in no event have any responsibility for any damage caused to the Touchports during shipment. It shall be the sole responsibility of SSP to file any appropriate claims for reimbursement from the carrier. USS shall inspect each Touchport within seven (7) days after installation. Unless USS, within said period of time, gives written notice to SSP, specifying any defect in or other proper objection to the Unit, USS agrees that it shall be presumed conclusively, as between the SSP and USS, that (i) USS has fully inspected and acknowledged that the Unit is in good condition and repair, (ii) USS is satisfied as to the condition and repair of said Unit, and (iii) USS has accepted the Unit.
        10. Updates/Content/Modification of Touchports. During the term of this agreement, SSP reserves the right to install any updates and make any modifications to the Touchports and their related hardware and controls all rights with respect to the content provided via the Touchports. It is understood and acknowledged that within the Touchport, SSP may be selling other products and services and USS shall have no rights relative to same other than as set forth herein. SSP, its employees and agents, shall have reasonable access to the Touchports for inspection of same and maintenance where required hereunder.
        11. Notice. All written notices required or permitted hereunder shall be deemed effective and duly given:
               (i)  when personally delivered;

               (ii) when sent by telephone facsimile (the sender shall also send a "hard copy" following the facsimile, however, the notice shall be effective upon the transmission of the facsimile if confirmed by Sender with words "Confirming delivery of notice from
----------------");

               (iii) one day after depositing in the custody of a nationally recognized receipted overnight delivery service; or

               (iv) at least three (3) days after posting in the United States first class, registered or certified mail; and, in the case of (iii) or (iv) above with postage prepaid and addressed to the recipient at its address as set forth as follows:

        TO SSP:              Surgical Safety Products, Inc. ("SSP")
                             2018 Oak Terrace, Suite 400
                             Sarasota, FL 34231
                             Telecopier Number:  (954) 925-0515

With a copy to:              Sam D. Norton, Esq.
                             Norton, Gurley, Hammersley & Lopez
                             1819 Main Street, Suite 610
                             Sarasota, FL 34236
                             Telecopier Number:  (941) 954-2128

TO USS:                      United States Surgical
                             Legal Department
                             150 Glover Avenue
                             Norwalk, CT  06856
                             Telecopier Number:  (203) 846-5988

        Either party may change its address by giving notice of such change in the manner prescribed above.
        12.   Relationship  of  the  Parties.   During  the  term  hereof,   the
relationship between SSP and USS is that of Licensor and Licensee. USS, the designated Hospital, its agents and employees shall, under no circumstances, be deemed agents or representatives of SSP. Nothing contained herein shall be construed as a joint venture or partnership between SSP, USS or any designated Hospital. Nothing contained herein shall grant to USS or any designated Hospital exclusive rights with respect to the Oasis Touchport system and the content provided therein.
        During the term of this agreement, USS and the designated Hospital shall not install or maintain any other kiosk or computer based information access system similar to or in competition with SSP or the Oasis Touchport.
        13. Termination of Prior Agreements. Each party acknowledges that no representation or statement, and no understanding or agreement, has been made, or exists and that entering into this agreement, it has not relied upon anything done or said or upon any presumption in fact or in law, with respect to this agreement, or with respect to the relationship between the parties, other than as expressly set forth in this agreement. This agreement terminates and supercedes all prior agreements, if any, between the parties with respect hereto.
        14. Indemnification of SSP. USS hereby agrees to indemnify and hold SSP, its employees, officers, directors and agents harmless with respect to any losses, liability or costs incurred by SSP, its officers, employees, directors or agents arising out of any product liability or other malfunction of any products sold or displayed pursuant to the product inservices referenced herein. SSP shall be entitled to place disclaimers in a conspicuous manner on the Touchports deemed acceptable to SSP and USS.
        15. Assignment. This agreement may not be assigned, encumbered or transferred by USS (with the exception of the designation of the Hospitals subject to the approval of SSP as provided above) without the prior written consent of SSP. This agreement shall be binding upon the successors of USS. SSP may assign this agreement without the consent of USS.
        16. Entire Agreement. This Agreement constitutes the entire agreement between SSP and USS respecting the subject matter hereof. It shall not be amended, altered, or changed except by a written agreement signed by the parties hereto.
        17. Governing Law. This agreement and the site sublicense agreements shall be governed by and construed in accordance with the laws of the State of Florida. The venue of any action brought to enforce this agreement or any site sublicense agreement shall be Sarasota County, Florida.
        18. Attorney's Fees. In the event of litigation arising out of this agreement or the site sublicense agreements, the prevailing party shall be entitled to an award of its reasonable attorney's fees and costs incurred both at the trial and appellate levels.
        19. Confidentiality. SSP understands and acknowledges that USS and USS understands and acknowledges that SSP operates under the laws, statutes and regulations of various state and federal agencies, some of which are unique to the security-sensitive medical industry. Both SSP and USS shall endeavor, to the extent permitted by law, make reasonable efforts to comply with the reasonable written instructions and reasonable written requests of the other regarding security and confidentiality pertaining to this Agreement and all other aspects of the relationship between the parties and information that is exchanged, shared or handled by either party to this Agreement.
        Both parties agree and do hereby agree that all information which could reasonably be considered "Confidential" by the other will not be distributed to their employees, affiliates or to the general public, except on a "Need to Know Basis."
        For the purposes of this section only, Confidential Information shall include any non-public information that the disclosing party reasonably designates as confidential, or which under the circumstances surrounding disclosure, should reasonably be considered confidential. Confidential information includes, but is not limited to information relating to a Party's released or unreleased software and hardware products, business policies and practices including all tangible and intangible materials containing information that is not public or not known to the public whether or not it is in written or printed form or whether it is machine or user readable or not.
        20. Breach. In the event of a breach of this agreement, the parties shall have all rights and remedies provided for at law and in equity. The obligation to pay the fees referenced herein shall be the obligation of USS.

        21. Miscellaneous. Nothing contained in this agreement shall be construed as conferring by implication, estoppel or otherwise upon USS or any designated Hospital, any license under any trade secrets or know-how of SSP and no such license or other rights shall arise from this agreement or from any acts, statements or dealings resulting in the execution of this agreement. SSP retains all ownership rights with respect to the Touchport system, its contents now existing or as may be developed in the future. No representation or warranty has been or is made by SSP with respect to any services or products sold or provided through the Touchport system by others, it being understood that SSP shall not be liable for any loss, damage or expense arising from any claim with respect to services or products provided via the Touchport by those other than SSP.
        IN WITNESS WHEREOF, the undersigned have executed this agreement effective the day and year set forth above.

                        SURGICAL SAFETY PRODUCTS, INC.,
                         a New York Corporation

                      By:  _____________________________

                      Print Name: _________________________

                      As Its: ______________________________

                                      "SSP"

                   United States Surgical, a division of Tyco
                    Healthcare Group, LP, a Delaware Limited Partnership


                     By:  _____________________________

                      Print Name: _________________________

                      As Its: ______________________________

                                      "USS"

Exhibit A - Site Survey
OASIS

[GRAPHIC OMITTED]

                                                            HOSPITAL PROFILE


--------------------------------------------------------------------------------
Name of Hospital:


--------------------------------------------------------------------------------

Address of Hospital
installation:

--------------------------------------------------------------------------------
Size of Hospital:              Beds:              Rooms in            Rooms
                                                  Main OR:            in L/D:

--------------------------------------------------------------------------------
Description of Hospital: (i.e.
IHN, GPO, etc.)

--------------------------------------------------------------------------------
Detailed description of current procedures for reporting bloodborne pathogen exposures (attach policy if available, obtain from Infection Control Department): Example: worker notifies Supervisor, calls needlestick hotline, reports to Employee Health Services.:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description of current methods used for training staff on new techniques, procedures, devices, etc. (Obtain from OR department): Example: Weekly/monthly manufacturer inservices.


--------------------------------------------------------------------------------
Description of annual training required for employees (Obtain from Employee Health Services department): Example: Safety training, 12 modules due on annual review.


--------------------------------------------------------------------------------
The most identifiable            Employee ID #       Social           Other
identification number for                            Security #
Hospital personnel is: This
is the logon ID to be used
for OASiS.


============================= =================== ===============  =============

--------------------------------------------------------------------------------
NETWORK/QUESTIONS:                                Please circle yes or no below.
(Information Systems Department should
 know this information)


1.  Does your Hospital have a LAN (local are network) installed?
    (If no, go to question 4.)
                                       Yes             No

--------------------------------------------------------------------------------
2.  Do you have Internet access from the LAN?         Yes                  No

--------------------------------------------------------------------------------
3. What is the connection speed/type (i.e. T1, T3, ADSL, etc)?

--------------------------------------------------------------------------------
4. Would it be possible  to provide  Internet  access (via cable,   Yes     No
   modem, ADSL, etc.) from the proposed TouchPort location?
====================================== ===================== ==================

CONTACT INFORMATION

 Contacts             Name           Title              Phone             Email
--------------------------------------------------------------------------------
Key Contact for
this project:
--------------------------------------------------------------------------------
Employee
Health:
--------------------------------------------------------------------------------
Infection
Control:
--------------------------------------------------------------------------------
Risk
Management:
--------------------------------------------------------------------------------
Education:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Surgery:
--------------------------------------------------------------------------------
Labor &
Delivery:
--------------------------------------------------------------------------------
Emergency:
--------------------------------------------------------------------------------
CEO:
---------------------

COO:
---------------------

CFO:
---------------------

Information
Systems
(network):
--------------------------------------------------------------------------------
Marketing
Communication
s:
--------------------------------------------------------------------------------
Other Key
Personnel:
--------------------------------------------------------------------------------
Other Key
Personnel:
--------------------------------------------------------------------------------

If you have questions, please call Surgical Safety Products at 1-800-953-7889.

Please attach information and comments you feel to be pertinent for the installation process of OASiS. Thank you! Mail the completed form (with attachments) to:

Surgical Safety Products, Inc.
2018 Oak Terrace
Sarasota, FL 34231

Name of Hospital personnel filling out form



Name of USS Representative filling out form

Hospital Technical Requirements: OASiS Touch-Access Information

               Hospitals must provide OASiS with Internet connectivity and basic network infrastructure. The connectivity may be through an existing Internet gateway, or an alternative Internet connection.

Preferred Connectivity:

[ALL GRAPHICS HAVE BEEN OMITTED]

Existing Internet Gateway


To use an existing gateway the Hospital must provide an Ethernet port at the location of each TouchPort. The existing gateway must have continuous, full bandwidth (50kb/s per TouchPort) throughput without firewalls that would prevent OASiS administrators from communicating with the OASiS terminal. In the event of poor data throughput, packet loss, or any manifestation indicative of a slow network, the Hospital must provide alternative Internet connectivity.

Alternative Connectivity:

Based on Hospital Location

Where a suitable existing gateway is not available the Hospital must accommodate an alternative Internet connection with the appropriate network infrastructure. These alternatives will be selected based upon availability and cost. OASiS will coordinate the installation of these alternatives.

Cabling from the demarcation point to the proper router port is needed. This must be in accordance with the particular connectivity solution provided by the LEC/CLEC. The Hospital is responsible for providing and installing Cat 5 10baseT Ethernet cable (fully tested and verified using a Cat 5 Ethernet test kit) from the router port to each TouchPort in a straight through configuration. If there are more TouchPorts than Ethernet ports, a hub will be required to aggregate multiple TouchPorts to one port. If the distance between a TouchPort and the router port or hub port is greater than 328 feet, a repeater will be necessary. (IEEE 8023)


Acknowledged

                     Exhibit B -- Site Sub-License Agreement

  OASiS Touch-Access Information Service Site/Software License Agreement (3/99)


This software ("Software") and the associated hardware ("TouchPorts") is being sublicensed to you by United States Surgical pursuant to its license agreement with Surgical Safety Products, Inc. ("SURG") as Version 2.x and is provided on an "AS IS" basis, for your facilities use only. You agree not to reverse engineer, decompile, disassemble, alter, duplicate, make copies of, distribute or provide others with the software. You may not use this software on any computer other than SURG supplied and approved TouchPorts.

By accepting the terms of this sublicense agreement you agree that SURG is permitted to limit, deny or cancel some or all of the functionality of this version at any time, without prior notice.

As part of this software version SURG is granting a limited access to the OASiS network, servers, directories, listings, information and databases ("OASiS Services and Information").

You agree to pay to SURG $149.00 per month for the use of each SURG Touchport placed in your facilities during the term of this sub-license agreement. Failure to make timely payment of such fee shall entitle United States Surgical to terminate this sub-license on ten (10) days written notice to you. You shall be responsible for any and all sales and use taxes associated with the fees due hereunder.

At all times during the term of the agreement, the Touchports shall remain the property of SURG and all content, method of operation and other materials to be furnished and supplied by SURG through the Touchport shall be subject to the absolute control of SURG.

The OASiS Service and Information may also be accessible by other software applications and may be published on the SURG or OASiS websites. SURG makes no warranty or guarantee as to the availability or reliability of the OASiS Services and Information to you or any other user.

This access granted to you or any other user can be terminated, limited or denied at any time, temporarily or permanently, with no advance notice. The OASIS network, servers, directories and databases functionality may be changed, reduced or limited at any time.

SURG may elect to grant different grade of service, different levels of access or no access at all and different priorities to different users or to different functions, at any time without prior notice at its sole discretion.

SURG may elect in its sole discretion to condition the continuation of access to server, on you accepting software improvements, corrections, adaptations, or changes to the OASIS program, or to the OASIS numbers (UIN).

By using the OASIS Software or the OASIS Services and Information, you agree to and acknowledge the following: 1) Information, other than employee and Hospital identification numbers, your employees elect to post on the various OASIS Directories, during the registration procedure or thereafter become the property of SURG. 2) SURG may choose to provide third parties with the content which is available to the public on the OASIS directories and listings or any part thereof. 3) SURG may gather statistics and other information concerning the use of, and originated from the OASIS Software, OASIS Servers, the OASIS network, the SURG and OASIS websites as well as registration parameters provided by you, your software and configuration, provided that if published will be done only in aggregate form without user names or identification numbers; 4) Not to exclusively use or soley rely on the OASIS software SURG and OASIS websites, the OASIS Services and Information or any other program, information or service whatsoever related thereto for "mission critical" applications and use. "Mission critical" applications and use shall mean applications and use that may result in damage if failed;

All information you and employees of your facility access by using the OASIS software or the OASIS Various Directories and Listings ,or the website, or information sent to you by other users, is provided by the users, and is not endorsed by SURG.

By using the OASIS Software, system, network or the OASIS various directories and listings you agree to: 1) Determine whether the Information complies with your needs; 2) Determine whether you have adequate legal rights to store, reproduce or otherwise make use of Information in the manner contemplated by you; 3) Comply with any legal obligations, including but not limited to, obligations imposed by copyright, secrecy, defamation, decency, privacy and export laws; 4) Use each Touchport subject to this Agreement or cause such Touchport to be used in a careful and proper manner and in accordance with any and all documentation and manuals provided by SSP, and to comply with all laws, ordinances, and regulations relating to the possession, use, or maintenance of such Touchport.

THE VARIOUS OASIS DIRECTORIES, LISTINGS AND DATABASE INFORMATION ARE PROVIDED ON AN "AS IS, AS AVAILABLE" BASIS. SURG MAKES NO WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THOSE OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE OASIS SOFTWARE, THE OASIS PROGRAM, THE OASIS NETWORK, SERVERS' SOFTWARE, SERVICE OR ANY INFORMATION OF THE OASIS VARIOUS DIRECTORIES,LISTINGS AND DATABASES OR ANY KIND OF INFORMATION DELIEVERED OR SENT BY USERS THROUGH THE OASIS SOFTWARE, SERVERS' SOFTWARE, THE WEBSITE, THE OASIS NETWORK OR THE OASIS VARIOUS DIRECTORIES AND LISTINGS.

SURG DOES NOT WARRANT, GUARANTEE OR MAKE ANY REPRESENTATIONS REGARDING THE USE OR THE RESULTS OF THE USE OF THE OASIS SOFTWARE, THE OASIS NETWORK,THE SERVICE AND THE ACCESS TO THE SERVERS, OR THE INFORMATION PROVIDED BY THE OASIS VARIOUS DIRECTORIES, LISTINGS AND DATABASES IN TERMS OF THE ACCURACY, RELIABILITY, QUALITY, VALIDITY, STABILITY, COMPLETENESS, CURRENTNESS, OR OTHERWISE OF THEIR CONTENTS OR PRODUCTS. THE ENTIRE RISK AS TO THE RESULTS AND PERFORMANCE OF THE SOFTWARE, THE SERVICE, THE OASIS NETWORK, THE OASIS PROGRAM, AND ACCESS TO THE SERVERS, OR THE OASIS VARIOUS DIRECTORIES AND LISTINGS DATA, IS ASSUMED BY USER.

SURG does not warrant or guarantee that the functions or services performed by SURG will be uninterrupted or error-free or that defects in the OASIS program and the OASIS Services and Information will be corrected.

You acknowledge that you are aware of security and privacy limitations including but not restricted to the limitation of security, privacy and authentication measures in this system.

SURG is not responsible for any special, incidental, indirect or consequential damages.

In no event will SURG's liability with respect to this sublicense agreement exceed the amount you paid (if you paid) to SURG for the software or of the charge of one-month fee for using the server's service.

In no event shall SURG be liable to anyone for any delays, inaccuracies, errors or omissions with respect to the Information or the transmission or delivery of all or any part thereof, for any damage arising therefrom or occasioned thereby, or for the results obtained from the use of the Information.

The entire risk as to the quality and performance of the SURG' service the OASIS Software, the OASIS network and the OASIS Services and Information and the accuracy, adequacy, completeness, correctness, validity and quality thereof or of any other Information is with the user.

YOU AGREE TO ASSUME AND BEAR THE ENTIRE RISK OF LOSS AND DAMAGE TO ANY TOUCHPORT OR ANY PART THEREOF WHICH SHALL IMPAIR ANY OBLIGATION OF SURG OR USS UNDER THIS AGREEMENT, EXCEPT FOR LOSS OR DAMAGE CAUSED BY THE NEGLIGENCE OR WILFUL MISCONDUCT OF SURG OR USS OR ITS EMPLOYEES OR AGENTS. IN THE EVENT OF LOSS OR DAMAGE OF ANY KIND TO ANY TOUCHPORT OR PART THEREOF, EXCEPT WHERE CAUSED BY THE NEGLIGENCE OR WILFUL MISCONDUCT OF SURG, USS, OR THEIR EMPLOYEES OR AGENTS, YOU SHALL PAY TO SURG OR USS, AS THE CASE MAY BE, THE COST OF PLACING THE SAME IN GOOD REPAIR, CONDITION, AND WORKING ORDER, OR IN THE EVENT SUCH CANNOT BE REPAIRED, THE REPLACEMENT COST THEREOF.

IN NO EVENT WILL SURG BE LIABLE TO ANY PARTY (i) FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF PROGRAMS OR INFORMATION, AND THE LIKE), OR ANY OTHER DAMAGES ARISING IN ANY WAY OUT OF THE AVAILABILITY, USE, RELIANCE ON, OR INABILITY TO USE THE PROGRAM, THE SERVICE, THE OASIS

SOFTWARE, THE OASIS NETWORK, THE OASIS SERVICES AND INFORMATION OR ANY OTHER 'INFORMATION', EVEN IF SURG SHALL HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, OR OTHERWISE; OR (ii) FOR ANY CLAIM ATTRIBUTABLE TO ERRORS, OMISSIONS, OR OTHER INACCURACIES IN, OR DESTRUCTIVE PROPERTIES OF ANY INFORMATION.

SURG shall have the right to enforce the collection of any amounts due hereunder and any of your obligations with respect to the Touchports, and you shall be responsible for any and all reasonable attorney's fees and costs associated with the enforcement of this sublicense agreement.

This agreement shall be governed by and construed in accordance with the laws of the State of Florida. The venue of any action brought to enforce this agreement or any site sublicense agreement shall be Sarasota County, Florida.